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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934




Date of Report (Date of earliest event reported): JULY 31, 2000





                           DVI RECEIVABLES CORP. VIII
             (Exact name of registrant as specified in its charter)



               DELAWARE                               333-74901                        25-1824148
   (State or other jurisdiction of            (Commission File Number)              (I.R.S. Employer
   incorporation or organization)                                                Identification Number)


   500 HYDE PARK
   DOYLESTOWN, PENNSYLVANIA                                                               18901
   (Address of principal executive offices)                                            (Zip Code)



Registrant's telephone number, including area code: (215) 345-6600



     _______________________________________________________________________
         (Former name or former address, if changed since last report.)


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Item 7.      Financial Statements and Exhibits


Exhibit 99.1 DVI Receivables VIII 1999-1 Servicer Report for month ending July 31, 2000, payment date August 14, 2000

Exhibit 99.2 DVI Receivables X 1999-2 Servicer Report for month ending July 31, 2000, payment date August 14, 2000

Exhibit 99.3 DVI Receivables XI, L.L.C. 2000-1 Servicer Report for month ending July 31, 2000, payment date August 14, 2000


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   DVI Receivables Corp. VIII
                                                   --------------------------
                                                          (Registrant)



Dated: August 21, 2000                       By:   /s/ Steven R. Garfinkel
                                                   ----------------------------
                                                   Steven R. Garfinkel
                                                   Executive Vice President and
                                                   Chief Financial Officer



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